SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                                FORM 8-K

               Current Report Under Section 13 or 15(d) of
                   the Securities Exchange Act of 1934

Date of Report                           December 22, 2006

Commission File No.                               0-8190

                     WILLIAMS INDUSTRIES, INCORPORATED
                     ---------------------------------
             (Exact name of registrant as specified in its charter)

         Virginia                              54-0899518
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(State or other jurisdiction of     (I.R.S. Employer Identification
 incorporation or organization)               Number)

     8624 J.D. Reading Drive                     20109
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(Address of Principal Executive                 (Zip Code)
 Offices)

         P.O. Box 1770                           20108
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(Mailing Address of Principal                   (Zip Code)
 Executive Offices)

                             (703) 335-7800
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          (Registrant's telephone Number, including area code)

Item 8.01 Other Events.

On December 21, 2006, the Company's subsidiary SIP, Inc. of Delaware closed the sale/leaseback of its property in Wilmington, Delaware, to an unaffiliated party for $1.35 Million. The transaction resulted in a gain in excess of $1 million, recognition of which may be deferred under sale/leaseback accounting rules. As reported in the Company's Form 10-Q for the quarter ended October 31, 2006, SIP had entered into a line of credit from which SIP had already paid United Bank $750,000, which reduced the Company's debt to United Bank to approximately $3 million, which is due June 30, 2007. After accounting for this $750,000 advanced by SIP, 50% of the net proceeds of the sale, or approximately $273,000 was paid to the Williams Family LP, reducing the principal owed by SIP to the Williams Family LP, which is due September 30, 2007, to approximately $233,000. The leaseback is for one year with two one year extension options. SIP intends to find property in the region to relocate its Delaware facility during the term of the lease in order efficiently to continue to serve its market area, which extends from the Gulf coast throughout the eastern seaboard.


Safe Harbor for Forward-Looking Statements

     The Company is including the following cautionary statements to make applicable and take advantage of the safe harbor provisions within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 for any forward-looking statements made by, or on behalf of, the Company in this document and any materials incorporated herein by reference. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements, which are other than statements of historical facts. Such forward-looking statements may be identified, without limitation, by the use of the words "anticipates," "estimates," "expects," "intends," and similar expressions. From time to time, the Company or one of its subsidiaries individually may publish or otherwise make available forward-looking statements of this nature. All such forward-looking statements, whether written or oral, and whether made by or on behalf of the Company or its subsidiaries, are expressly qualified by these cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.

     Forward-looking statements made by the Company are subject to risks and uncertainties that could cause actual results or events to differ materially from those expressed in, or implied by, the forward-looking statements. These forward-looking statements may include, among others, statements concerning the Company's revenue and cost trends, cost reduction strategies and anticipated outcomes, planned capital expenditures, financing needs and the availability of such financing, and the outlook for future activity in the Company's market areas. Investors or other users of forward-looking statements are cautioned that such statements are not a guarantee of future performance by the Company and that such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, such statements. Some, but not all of the risks and uncertainties, in addition to those specifically set forth above, include general economic and weather conditions, market prices, environmental and safety laws and policies, federal and state regulatory and legislative actions, tax rates and policies, rates of interest and changes in accounting principles or the application of such principles to the Company.



SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Williams Industries, Incorporated
                               -----------------------------------
                                           Registrant
Dated December 22, 2006
                                /s/ FRANK E. WILLIAMS, III
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                                Frank E. Williams, III, President